SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                           AMENDMENT NO. 1 TO FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2004

                            SPEEDHAUL HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            NEW JERSEY              000-30311                    (22-3719165)
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)      (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                               8 BAYHILL BOULEVARD
                                MONROE, NJ 08831
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (732)637-1296

              (Registrant's Telephone Number, Including Area Code)

                             195 Route 9, Suite 204
                               Manalapan, NJ 07726
          (Former Name or Former Address, if Changed Since Last Report)




============================================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2004, (the "Effective Date") pursuant to a Stock Purchase Agreement and Share Exchange (the "Agreement") between us and Speedhaul Incorporated we acquired all of the shares of Speedhaul Incorporated ("Speedhaul") from Andrew Norins, the sole shareholder of Speedhaul in consideration for the issuance of 20,000,000 shares of our common stock to Mr. Norins. Pursuant to the Agreement, Speedhaul became our wholly owned subsidiary and we will file an amendment to change our name to Speedhaul Holdings, Inc. The purpose for this merger with Speedhaul was to acquire an operating company which we believed has a successful business plan. In addition, pursuant to the Agreement, Richard I. Anslow cancelled 3,000,000 shares of our common stock. The Agreement was executed by the parties on October 15, 2004 and was subject to the delivery of audited financial statements by Speedhaul. The closing of the transaction occurred on December 21, 2004 upon receipt of the Speedhaul audited financial statements by Segway.


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Stock Purchase Agreement, between us and Speedhaul we acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Speedhaul for a total of 20,000,000 shares of our common stock which are restricted in accordance with Rule 144 of the 1933 Securities Act.
Pursuant to the Agreement, Speedhaul became our wholly owned subsidiary.

Based on the acquisition of Speedhaul, our business plan is that of an Internet subscription based load and equipment posting and searching service for the freight trucking business. We will commenced offering our services in January 2005. Our strategy is directed toward the satisfaction of our customer's needs through integrated internet technology for the trucking industry that quickly and easily allows shippers, carriers, and brokers to post and search load and equipment listings throughout the United States and Canada, 24 hours a day, 7 days a week. We currently have one employee.

We gather load and equipment information from subscribers who participate in all segments of the trucking industry: trucking companies, brokers, shippers, freight forwarders, logistical companies, and others, and make that information instantly available through a simple and easy to use Internet based software program.

Databases of trucks and loads are maintained electronically and continuously updated and the information is available to shippers and haulers in real time. Our customer base is composed of shippers who desire to minimize their freight cost and expedite their shipments by choosing their specific freight carriers, and small to medium-size truck companies that want to maximize profits by dealing directly with shippers, thus reducing freight brokerage fees.

Our business plan is focused on addressing the market opportunities created by changes in the trucking industry. We believe that we can accomplish this by developing innovative ways to satisfy customers' needs for a simple, yet comprehensive way to search for postings in an easy-to-use online system. We believe that the effective implementation of our business plan will result in our gaining market share as one of the industry's best Internet sites for the trucking industry both in the United States and Canada.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Stock Purchase Agreement between Speedhaul and us, we acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Speedhaul for a total of 20,000,000 shares of our common stock which are restricted in accordance with Rule 144 of the 1933 Securities Act.
Pursuant to the Agreement, Speedhaul became our wholly owned subsidiary. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, Andrew Norins had the necessary investment intent as required by
Section 4(2) since he agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Pursuant to the Agreement, Andrew Norins received 20,000,000 shares of our common stock and became our principal shareholder owning approximately 89% of our outstanding common shares.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 21, 2004, Richard I. Anslow resigned as President, Chief Executive

Officer, Chief Financial Officer and as our Chairman of the Board of Directors and Andrew Norins was appointed President, CEO, CFO and Chairman of the Board of Directors. Mr. Norins has been the operations Manager for Chopper Logistics in Montville, New Jersey since November 2001. In such capacity, he has supervised dispatching and deliveries and has been the payroll controller. He also assisted the company in customer relations and scheduling. From January 2000 to November 2001, Mr. Norins owned and managed Westridge Enterpises in Greensboro, North Carolina. As the manager of this bar/lounge, Mr. Norins supervised all of the day to day operations of this company and handled the payroll and bookkeeping. Prior to such time, he was employed as Logistics Center Supervisor at Penske Logistics in Garfield, New Jersey from June 1994 until the end of 1999. His responsibilities in such position included the handling of customer relations, payroll manager and supervising dispatchers, clerks and drivers. Mr. Norins received a Bachelor of Science from the University of Delaware in 1992 with a Minor in Business Administration.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.


(a)  Financial Statements of Business Acquired.

     Financial Statements of Speedhaul Incorporated are included herewith after the signature page.

(b)  Consolidated Financial Information.

     Consolidated Financial Statements of Segway III Corp. are included.

(c)  Exhibits.

     Stock Purchase Agreement and Share Exchange by and among Segway III Corp. and Speedhaul Incorporated. *

* Filed with the original 8K filing on December 3, 2004.


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SPEEDHAUL HOLDINGS, INC.


                                                  By: /s/ Andrew Norins
                                                  --------------------------
                                                          Andrew Norins
                                                          PRESIDENT


Dated: March 11, 2005

                             SPEEDHAUL INCORPORATED
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS







                            AS OF SEPTEMBER 30, 2004

Speedhaul Incorporated
(A development stage company)
Financial Statements Table of Contents




FINANCIAL STATEMENTS                                                     Page #



Independent Auditors Report                                                   1


Balance Sheet                                                                 2


Statement of Operations and Retained Deficit                                  3


Statement of Stockholders Equity                                              4


Cash Flow Statement                                                           5


Notes to the Financial Statements                                           6-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and Shareholders
Speedhaul Incorporated



        We have audited the accompanying balance sheet of Speedhaul Incorporated (a development stage company) as of September 30, 2004 and the related statements of operations, stockholder's equity and cash flows from inception (June 30, 2004) through September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on the audit.

        We conducted the audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Speedhaul Incorporated (a development stage company) as of September 30, 2004, and the statement of operations and cash flows from inception (June 30, 2004) through September 30, 2004 in conformity with U.S. generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Gately & Associates, LLC

Altamonte Springs, Florida

November 5, 2004


                             SPEEDHAUL INCORPORATED
                          (A development stage company)
                                  BALANCE SHEET
                            As of September 30, 2004

                                     ASSETS

CURRENT ASSETS                                                                   September 30, 2004
        Cash                                                                          $    487
                                                                                      --------

PROPERTY
        Web site development                                                             8,833
        Less Amortization                                                                 (450)
                                                                                      --------

                                                                                         8,383
                                                                                      --------

                      TOTAL ASSETS                                                    $  8,870
                                                                                      ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Accrued expenses                                                              $    500
        Demand note payable                                                              9,500
                                                                                      --------


                      TOTAL LIABILITIES                                                 10,000
                                                                                      --------

STOCKHOLDERS' EQUITY
        Common Stock - no par value;
          2,500 Shares Authorized;
          2,500 Issued and outstanding                                                     300

  Accumulated Deficit                                                                   (1,430)
                                                                                      --------

  Total stockholders equity                                                             (1,130)
                                                                                      --------

      TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                                       $  8,870
                                                                                      ========


   The accompanying notes are an integral part of these financial statements.

                             SPEEDHAUL INCORPORATED
                          (A development stage company)
                             STATEMENT OF OPERATIONS
            From inception (June 30, 2004) through September 30, 2004



                                                              From Inception
                                                             To Sep. 30, 2004

     REVENUE:
     Sales                                                     $     0
     Cost of sales                                                   0
                                                               -------

     GROSS PROFIT                                                    0

     GENERAL AND ADMINISTRATIVE EXPENSES                         1,430
                                                               -------

     NET LOSS
                                                                (1,430)
     ACCUMULATED DEFICIT, BEGINNING BALANCE                          0
                                                               -------

     ACCUMULATED DEFICIT, ENDING BALANCE                       $(1,430)
                                                               =======

NET EARNINGS PER SHARE

         Net loss per share                                      $(.57)
                                                               -------

Basic Weighted Average
    Number of Common Shares Outstanding                          2,500




   The accompanying notes are an integral part of these financial statements.


                             SPEEDHAUL INCORPORATED
                          (a development stage company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
           From inception (June 30, 2004) through September 30, 2004

                                                                COMMON   ACCUMULATED
                                                    SHARES      STOCK      DEFICIT       TOTAL
                                                -------------  --------  -----------  ----------
Incorporation
shares issued for cash
regarding incorporation on
June 30, 2004 @ .12 per share                         2,500     $   300    $       0    $    300

Net loss                                                                      (1,430)     (1,430)
                                                 -------------  --------  -----------  ----------

Total at September 30, 2004                           2,500     $   300    $  (1,430)   $ (1,130)
                                                 =============  ========  ===========  ==========




   The accompanying notes are an integral part of these financial statements.


                             SPEEDHAUL INCORPORATION
                         (a development stage business)
                             STATEMENT OF CASH FLOWS
           From inception (June 30, 2004) through September 30, 2004


CASH FLOWS FROM OPERATING ACTIVITIES                                            From Inception

        Net income (loss)                                                         $(1,430)

             Amortization of web site                                                 450
             Increases (Decrease) in accrued expenses                                 500
                                                                                  -------
    NET CASH PROVIDED OR (USED) IN OPERATIONS
                                                                                     (480)
                                                                                  -------
CASH FLOWS FROM INVESTING ACTIVITIES

        Cash paid for web site                                                     (8,833)
                                                                                  -------

                                                                                   (8,833)
                                                                                  -------
CASH FLOWS FROM FINANCING ACTIVITIES

        Proceeds from issuance of common stock                                        300
        Cash received from demand note                                              9,500
                                                                                  -------

                                                                                    9,800
                                                                                  -------
CASH RECONCILIATION

        Net increase (decrease) in cash                                               487
        Beginning cash balance                                                          0
                                                                                  -------
CASH BALANCE AT END OF PERIOD                                                     $   487
                                                                                  =======



   The accompanying notes are an integral part of these financial statements.

                             SPEEDHAUL INCORPORATED
                         (a development stage business)
                      FOOTNOTES TO THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.   Summary of significant accounting policies:
     ------------------------------------------

Industry - Speedhaul Incorporated (The Company), a Company incorporated in the
--------
state of New Jersey as of June 30, 2004, plans to operate an internet web site which offers Internet subscription based load and equipment posting and searching service for the freight trucking business. The Company will gather load and equipment information from subscribers who participate in all segments of the trucking industry: trucking companies, brokers, shippers, freight forwarders, logistical companies, and others, and make that information instantly available through a simple and easy to use Internet based software program.

Results of Operations and Ongoing Entity - The Company is considered to be an
----------------------------------------
ongoing entity. The Company's shareholders fund any shortfalls in The Company's cash flow on a day to day basis during the time period that The Company is in the development stage.

Liquidity and Capital Resources - In addition to the stockholder funding capital
-------------------------------
shortfalls; The Company anticipates interested investors that intend to fund the Company's growth once a business is located.

Cash and Cash Equivalents - The Company considers cash on hand and amounts on
-------------------------
deposit with financial institutions which have original maturities of three months or less to be cash and cash equivalents.

Basis of Accounting - The Company's financial statements are prepared in
-------------------
accordance with generally accepted accounting principles.

Income Taxes - The Company utilizes the asset and liability method to measure
------------
and record deferred income tax assets and liabilities. Deferred tax assets and liabilities reflect the future income tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. At this time, The Company has set up an allowance for deferred taxes as there is no company history to indicate the usage of deferred tax assets and liabilities.

Fair Value of Financial Instruments - The Company's financial instruments may
-----------------------------------
include cash and cash equivalents, short-term investments, accounts receivable, accounts payable and liabilities to banks and shareholders. The carrying amount of long-term debt to banks approximates fair value based on interest rates that are currently available to The Company for issuance of debt with similar terms and remaining maturities. The carrying amounts of other financial instruments approximate their fair value because of short-term maturities.

Concentrations of Credit Risk - Financial instruments which potentially expose
-----------------------------
the Company to concentrations of credit risk consist principally of operating demand deposit accounts. The Company's policy is to place its operating demand deposit accounts with high credit quality financial institutions. At this time the Company has no deposits that are at risk.

2.   Related Party Transactions and Going Concern:
     --------------------------------------------

The Company's financial statements have been presented on the basis that it is a going concern in the development stage, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. No assurances can be given on the Company's success in its operations. The Company has a deficit of $5,930 at September 30, 2004.

The Company's shareholder funds the Company's activities while the Company takes steps to develop in its business plan. The Company has received $9,500 cash in the form of a demand note from an unrelated third party. The demand note does not carry an interest rate.

3.   Accounts Receivable and Customer Deposits:
     -----------------------------------------

Accounts receivable and Customer deposits do not exist at this time and therefore have no allowances accounted for or disclosures made.

4.   Long-lived Assets - Including Property, Equipment and Intangible assets:
     -----------------------------------------------------------------------

Equipment and certain intangible assets to be held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. Impairment losses are recognized if expected future cash flows of the related assets are less than their carrying values. Measurement of an impairment loss is based on the fair value of the asset. Long-lived assets and certain identifiable intangibles to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

The Company holds intangible assets which are amortized over a 5 year period.

5.   Use of Estimates:
     ----------------

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Management has no reason to make estimates at this time.

6.   Revenue and Cost Recognition:
     ----------------------------

The Company uses the accrual basis of accounting in accordance with generally accepted accounting principles for financial statement reporting.

7.   Accrued Expenses:
     ----------------

Accrued expenses consist of accrued accounting costs during this stage of the business.

8.   Operating Lease Agreements:
     --------------------------

The Company has no agreements at this time.

9.   Stockholder's Equity:
     --------------------

Common Stock includes 2,500 shares authorized at no par value, of which 2,500 have been issued for the amount of $300. The following describes the shares issued.

On June 30, 2004, the Company issued 2,500 common shares to the sole shareholder for total of $300, or $0.12 per share, in an issuance that the Company believes is exempt from registration with the United States Securities and Exchange Commission.

10.  Required Cash Flow Disclosure for Interest and Taxes Paid:
     ---------------------------------------------------------

The company has paid no amounts for federal income taxes and interest.


11.  Earnings Per Share:
     ------------------

Basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding for the period as required by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Shares". Diluted EPS reflects the potential dilution of securities that could share in the earnings.

12.  Subsequent Event:
     ----------------

Subsequent from the September 30, 2004 financial statements, on October 15, 2004, the Company entered into a Stock Purchase and Share Exchange with Segway III Corp., a New Jersey corporation. This Agreement provides for the acquisition by Segway III Corp. whereby the Company shall become a wholly owned subsidiary of the Segway III Corp. and in connection therewith, the issuance of a total of 20,000,000 shares of Segway III Corp. to the shareholder and cancellation of 3,000,000 shares held by Richard Anslow, the President and principal stockholder Segway III Corp. Such Agreement is conditioned upon the issuance of these audited financial statements for Speedhaul and the transaction shall close upon receipt of such audited financial statements.

                                SEGWAY III CORP.
                          (Consolidated) (a development
                                 stage company)

                              FINANCIAL STATEMENTS







                             AS OF DECEMBER 20, 2004

Segway III Corp.
(consolidated)
(a development stage company)
Financial Statements Table of Contents




FINANCIAL STATEMENTS                                                Page #


         Independent Auditors Report                                    1


         Balance Sheet                                                  2


         Statement of Operations and Retained Deficit                   3


         Statement of Stockholders Equity                               4


         Cash Flow Statement                                            5


         Notes to the Financial Statements                            6-8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To The Board of Directors and Shareholders
Segway III Corp.
(consolidated)
(a development stage company)

        We have audited the accompanying balance sheet of Segway III Corp. (a development stage company) as of December 20, 2004 and the related statements of operations, stockholder's equity and cash flows from inception (May 25, 2004) through December 20, 2004 and for the 11 months and 20 days ending December 20, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on the audit.

        We conducted the audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Segway III Corp. (a development stage company) as of Decembetr 20, 2004, and the statement of operations and cash flows from inception (May 25, 2004) through December 20, 2004 and the 11 months and 20 days ending December 20, 2004 in conformity with U.S. generally accepted accounting principles.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Gately & Associates, LLC
Altamonte Springs, Florida
December 22, 2004


                                SEGWAY III CORP.
                                 (Consolidated)
                          (a development stage company)
                                  BALANCE SHEET
                             As of December 20, 2004
                              and December 31, 2003


                                     ASSETS



CURRENT ASSETS                                                                  December 20, 2004        December 31, 2003
        Cash                                                                         $  5,962                $  9,975
                                                                                     --------                --------

PROPERTY
        Web site development                                                            8,833                       0
        Les amortization                                                                 (450)                      0
                                                                                     --------                --------

             TOTAL PROPERTY                                                             8,383                       0
                                                                                     --------                --------

                      TOTAL ASSETS                                                   $ 14,345                $  9,975
                                                                                     ========                ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES

    Accrued expenses                                                                 $  3,775                $  2,525
                                                                                     --------                --------


                      TOTAL LIABILITIES                                                 3,775                   2,525
                                                                                     --------                --------

STOCKHOLDERS' EQUITY

  Common Stock - par value $0.0001;
    100,000,000 shares authorized;
      Issued and outstanding:
      22,309,900 and 5,289,900, respectively                                            2,231                     529

  Additional paid in capital                                                           15,371                  10,373

  Preferred Stock - Par value $0.0001;
    20,000,000 shares authorized;
    none issued and outstanding                                                             0                       0

  Accumulated Deficit                                                                  (5,632)                 (3,452)
                                                                                     --------                --------

  Total stockholders' equity                                                           10,570                   7,450
                                                                                     --------                --------


      TOTAL LIABILITIES AND EQUITY                                                   $ 14,345                $  9,975
                                                                                     ========                ========


   The accompanying notes are an integral part of these financial statemnts.


                                SEGWAY III CORP.
                                 (Consolidated)
                          (a development stage company)
                             STATEMENT OF OPERATIONS
       For the 11 months and 20 days ended December 20, 2004 and 2003, and from inception (March 31, 2000) through December 20, 2004



                                                                                                From Inception
                                                    Dec. 20, 2004          Dec. 20, 2003       To Dec. 20, 2004
REVENUE                    Sales                     $         0           $         0           $         0
                           Cost of sales                       0                     0                     0
                                                     -----------           -----------           -----------

     GROSS PROFIT                                              0                     0                     0

     GENERAL AND ADMINISTRATIVE EXPENSES                   2,180                   400                 5,632
                                                     -----------           -----------           -----------

     NET LOSS                                             (2,180)                 (400)               (5,632)

     ACCUMULATED DEFICIT, BEGINNING BALANCE               (3,452)               (2,352)                    0
                                                     -----------           -----------           -----------

     ACCUMULATED DEFICIT, ENDING BALANCE             $    (5,632)          $    (2,752)          $    (5,632)
                                                     ===========           ===========           ===========

NET EARNINGS PER SHARE

         Basic and Diluted
         Net loss per share                       (Less than .01)       (less than .01)

Basic and Diluted Weighted Average
    Number of Common Shares Outstanding                5,289,900             5,250,000




   The accompanying notes are an integral part of these financial statements.


                                SEGWAY III CORP.
                                 (consolidated)
                          (a development stage company)
                        STATEMENT OF STOCKHOLDERS' EQUITY
            From inception (March 31, 2000) through December 20, 2004
                                                           COMMON         ADDITIONAL         ACCUMULATED
                                         SHARES            STOCK            PAID IN           DEFICIT            TOTAL
                                      ------------      ------------      ------------      ------------      ------------
Stock issued for cash on
  April 29, 2000 for
  $0.0001 per share                      5,000,000      $        500      $          0      $          0      $        500

Stock issued for cash on
  September 14, 2000 for
  $0.001 per share                         250,000                25               225                                 250

Net loss                                                                                    $       (837)             (837)
                                      ------------      ------------      ------------      ------------      ------------

Total at December 31, 2000               5,250,000               525               225              (837)              (87)

Contributed capital
  by shareholders during
  the year 2001                                                                    150                                 150

Net loss                                                                                            (967)             (967)
                                      ------------      ------------      ------------      ------------      ------------

Total at December 31, 2001               5,250,000               525               375            (1,804)             (904)

Contributed capital
  by shareholders during
  the year 2002                                                                     27                                  27

Net loss                                                                                            (548)             (548)
                                      ------------      ------------      ------------      ------------      ------------

Total at December 31, 2002               5,250,000               525               402            (2,352)           (1,425)

Stock issued for cash from
  May, 2003 through October,
  2003 for $0.25 per share                  39,900                 4             9,971                               9,975

Net loss                                                                                          (1,100)           (1,100)
                                      ------------      ------------      ------------      ------------      ------------

Total at December 31, 2003               5,289,900               529            10,373            (3,452)            7,450

Stock issued for cash from
  July, 2004 through September,
  2004 for $0.25 per share                  20,000                 2             4,998                               5,000

Stock issued in exchange for
  100% of shares in Subsidiary,
  Speedhaul Incorporated, on
  October 15, 2004 for par value,
  or $0.0001 per share                  20,000,000             2,000            (1,400)           (1,430)             (830)

Cancelation of shares in the
 Company by an officer in
 connection with the share
 exchange agreement with
 Subsidiary on October 15,
 2004 at par value,
 or $0.0001 per share                   (3,000,000)             (300)                                                 (300)

Net loss                                                                                            (750)             (750)
                                      ------------      ------------      ------------      ------------      ------------

Total at December 20, 2004              22,309,900      $      2,231      $     13,971      $     (5,632)     $    (10,570)
                                      ============      ============      ============      ============      ============




   The accompanying notes are an integral part of these financial statements.


                                SEGWAY III CORP.
                   (Consolidated(a development stage company)
                             STATEMENT OF CASH FLOWS
           For the eleven months ended November 30, 2004 and 2003, and from inception (March 31, 2000) through November 30, 2004

                                                                                                 From Inception
                                                                Eleven Months     Eleven Months      Through
CASH FLOWS FROM OPERATING ACTIVITIES                             Nov. 30, 2004    Nov. 30, 2003   Nov. 30, 2004

        Net income (loss)                                            $ (2,180)       $   (400)       $ (5,632)

             Amortization of web site                                     450             450

                      Increases (Decrease) in accrued expenses          1,250             400           3,775
                                                                     --------        --------        --------

    NET CASH PROVIDED OR (USED) IN OPERATIONS                            (480)             (0)         (1,407)
                                                                     --------        --------        --------


CASH FLOWS FROM INVESTING ACTIVITIES

        Cash paid for web site                                         (8,833)              0          (8,833)
                                                                     --------        --------        --------

                                                                       (8,833)              0          (8,833)
                                                                     --------        --------        --------

CASH FLOWS FROM FINANCING ACTIVITIES

        Proceeds from issuance of common stock
          capital contributions                                         5,300               0          16,202
                                                                     --------        --------        --------

                                                                        5,300               0          16,202
                                                                     --------        --------        --------

CASH RECONCILIATION

        Net increase (decrease) in cash                                (4,013)              0           5,962
        Beginning cash balance                                          9,975               0               0
                                                                     --------        --------        --------

CASH BALANCE AT END OF PERIOD                                        $  5,962        $      0        $  5,962
                                                                     ========        ========        ========




   The accompanying notes are an integral part of these financial statements.

                                SEGWAY III CORP.
                                 (Consolidated)
                          (a development stage company)
                      FOOTNOTES TO THE FINANCIAL STATEMENTS

1.   Summary of significant accounting policies:
     ------------------------------------------

Industry - Segway III Corp. (The Company), a Company incorporated in the state
--------
of New Jersey as of March 31, 2000, plans to operate it's subsidiary company, Speedhaul Incorporated. The subsidiary's industry is described below.

Subsidiary Industry - Speedhaul Incorporated (The Company), a Company
-------------------
incorporated in the state of New Jersey as of June 30, 2004, plans to operate an internet web site which offersInternet subscription based load and equipment posting and searching service for the freight trucking business. The Company will gather load and equipment information from subscribers who participate in all segments of the trucking industry: trucking companies, brokers, shippers, freight forwarders, logistical companies, and others, and make that information instantly available through a simple and easy to use Internet based software program.

On October 15, 2004, the Company entered into a Stock Purchase and Share Exchange with Speedhaul Incorporated (Speehaul), a New Jersey corporation. This agreement provides for the acquisition of Speedhaul whereby Speedhaul became a wholly owned subsidiary of the Company and in connection therewith, the issuance of a total of 20,000,000 shares of the Company to the shareholder and cancellation of 3,000,000 shares held by Richard Anslow, the President and principal stockholder of the Company.

Results of Operations and Ongoing Entity - The Company is considered to be an
----------------------------------------
ongoing entity. The Company's shareholders fund any shortfalls in The Company's cash flow on a day to day basis during the time period that The Company is in the development stage.

Liquidity and Capital Resources - In addition to the stockholder funding capital
-------------------------------
shortfalls; The Company anticipates interested investors that intend to fund the Company's growth once a business is located.

Cash and Cash Equivalents - The Company considers cash on hand and amounts on
-------------------------
deposit with financial institutions which have original maturities of three months or less to be cash and cash equivalents.

Basis of Accounting - The Company's financial statements are prepared in
-------------------
accordance with generally accepted accounting principles.

Income Taxes - The Company utilizes the asset and liability method to measure
------------
and record deferred income tax assets and liabilities. Deferred tax assets and liabilities reflect the future income tax effects of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and are measured using enacted tax rates that apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. At this time, The Company has set up an allowance for deferred taxes as there is no company history to indicate the usage of deferred tax assets and liabilities.

Fair Value of Financial Instruments - The Company's financial instruments may
-----------------------------------
include cash and cash equivalents, short-term investments, accounts receivable, accounts payable and liabilities to banks and shareholders. The carrying amount of long-term debt to banks approximates fair value based on interest rates that are currently available to The Company for issuance of debt with similar terms and remaining maturities. The carrying amounts of other financial instruments approximate their fair value because of short-term maturities.

Concentrations of Credit Risk - Financial instruments which potentially expose
-----------------------------
The Company to concentrations of credit risk consist principally of operating demand deposit accounts. The Company's policy is to place its operating demand deposit accounts with high credit quality financial institutions. At this time The Company has no deposits that are at risk.

2.   Related Party Transactions and Going Concern:
     --------------------------------------------
The Company's financial statements have been presented on the basis that it is a going concern in the development stage, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At this time The Company has not identified the business that it wishes to engage in.

The Company's shareholders fund The Company's activities while The Company takes steps to locate and negotiate with a business entity for combination; however, there can be no assurance these activities will be successful.

3.   Accounts Receivable and Customer Deposits:
     -----------------------------------------
Accounts receivable and Customer deposits do not exist at this time and therefore have no allowances accounted for or disclosures made.

4.   Use of Estimates:
     ----------------

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Management has no reason to make estimates at this time.

5.   Revenue and Cost Recognition:
     ----------------------------

The Company uses the accrual basis of accounting in accordance with generally accepted accounting principles for financial statement reporting.

6.   Accrued Expenses:
     ----------------

Accrued expenses consist of accrued legal, accounting and office costs during this stage of the business.

7.   Operating Lease Agreements:
     --------------------------

The Company has no agreements at this time.

8.   Stockholder's Equity:
     --------------------

Preferred Stock includes 20,000,000 shares authorized at a par value of $0.0001, none of which have been issued.

Common Stock includes 100,000,000 shares authorized at a par value of $0.0001, of which 22,309,900 have been issued. The following describes the shares issued.

On April 29, 2000, the Company issued 5,000,000 common shares for total of $500, or $.0001 per shares, in an issuance that the company believes is exempt from registration with the United States Securities and Exchange Commission.

On September 14, 2000, the Company issued 250,000 common shares for a total of $250, or .0014 per share, in an issuance that the company believes is exempt from registration with the United States Securities and Exchange Commission.

During the year 2001, shareholders of the Company contributed an additional $150 of capital to the Company in the form of cash.

During the year 2002, shareholders of the Company contributed an additional $27 of capital to the Company in the form of cash.

From May, 2003 through October, 2003, the Company issued 5,000,000 common shares for total of $9,975, or $.25 per shares, in an issuance that the company believes is exempt from registration with the United States Securities and Exchange Commission.

From July, 2004 through September, 2004, the Company issued 20,000 common shares for a total of $5,000 or $0.25 per share, in an issuance that the Company believes is exempt from registration with the United States Securities and Exchange Commission.

On October 15, 2004, the Company entered into a Stock Purchase and Share Exchange with Speedhaul Incorporated (Speehaul), a New Jersey corporation. This agreement provides for the acquisition of Speedhaul whereby Speedhaul became a wholly owned subsidiary of the Company and in connection therewith, the issuance of a total of 20,000,000 shares of the Company to the shareholder and cancellation of 3,000,000 shares held by Richard Anslow, the President and principal stockholder of the Company.

9.   Required Cash Flow Disclosure for Interest and Taxes Paid:
     ---------------------------------------------------------

The company has paid no amounts for federal income taxes and interest.

10.  Earnings Per Share:
     ------------------

Basic earnings per share ("EPS") is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding for the period as required by the Financial Accounting Standards Board (FASB) under Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings per Shares". Diluted EPS reflects the potential dilution of securities that could share in the earnings.